UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 30, 2004



                     SPORTS INFORMATION AND PUBLISHING CORP.
             (Exact name of registrant as specified in its charter)

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        COLORADO                      000-49972                          84-1579760
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
(State of Incorporation)       (Commission File Number)      (IRS Employer Identification No.)
----------------------------------------------------------------------------------------------

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      1869 W. Littleton Boulevard, Littleton, CO                            80120
       (Address of principal executive offices)                           (zip code)
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
Registrant's telephone number, including area code:  303 738 8994

SAFE HARBOR  STATEMENT  UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF
1995:

This Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, statements concerning the benefits that we expect will result from our business activities and certain transactions that we have completed, such as increased revenues, decreased expenses and avoided expenses and expenditures, statements of our expectations, beliefs, anticipated developments and other matters that are not historical facts, and underlying assumptions and other statements which are other than statements of historical facts. You can find many of these statements by looking for words such as "believes," "expects," "anticipates," "estimates" or similar expressions used in this report. These forward-looking statements are subject to numerous assumptions, risks and uncertainties that may cause our actual results to be materially different from any future results expressed or implied by us in those statements. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, the level of demand for our products and services, changes in technology, economic conditions, the impact of competition and pricing, government regulation, changes in our business strategy and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All readers are encouraged to review this Form 8-K, including with specific reference the section entitled "Risk Factors." All such forward-looking statements, whether written or oral, and whether made by or on our behalf, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 1:    CHANGE IN CONTROL

On July 30, 2004, the security holders of Hall Effect Medical Products, Inc. consummated the transactions contemplated by a share exchange agreement (the "Share Exchange Agreement"), dated as of June 30, 2004, by and among Sports Information and Publishing Corp., Michael D. Tanner, HEMP Trustees Limited, as the corporate trustee of the HEMP Employment Benefit Trust, John Fuller, Brian Cameron, Westek Limited, and the security holders of Hall Effect Medical Products, Inc. As a result of the exchange, Hall Effect Medical Products, Inc. became our wholly owned subsidiary and changed its name to In Vivo Medical Diagnostics Inc. ("In Vivo"). The former security holders of In Vivo received an aggregate of 34,343,662 shares of 4% voting redeemable convertible shares of our preferred stock and 38,636,620 shares of our common stock, in exchange for 100% of the issued and outstanding shares of In Vivo common stock and preferred stock.

In connection with the share exchange, we:

      o issued to the former holders of 8,000,000 shares of In Vivo preferred stock an aggregate of 34,343,662 shares of our 4% voting redeemable convertible preferred stock (the "4% preferred stock");

      o issued to the former holders of shares of In Vivo common stock an aggregate of 38,636,620 shares of our common stock;

      o issued 3,219,718 additional shares of our common stock to holders of $500,000 of promissory notes issued by In Vivo's wholly owned subsidiaries Hall Effect Technologies Ltd. and Jopejo Ltd. in exchange for the cancellation of such notes; and

      o agreed to cause the resignation of all current members of our board of directors and appoint new directors as designated by certain shareholders or affiliates of In Vivo.

Each full share of our 4% preferred stock is convertible at any time after October 31, 2005, at the option of the holder, into one full share of our common stock. The shares of 4% preferred stock vote, together with our outstanding common stock on an "as converted" basis, at any regular or special meeting of our stockholders called for the purpose of electing directors of our company or to vote on any other matter requiring shareholder approval under Colorado corporate law.

Assuming conversion of all of our shares of 4% preferred stock, the 76,200,000 shares of common stock issued and issuable to the former security holders of In Vivo and its subsidiaries represent approximately 88.4% of the 86,200,000 shares of our fully diluted common stock.

The foregoing transaction constitutes a "change in control" of our company.

On July 14, 2004, we issued a press release announcing the agreement to consummate the foregoing share exchange. A copy of such press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

For more information concerning the share exchange and related transactions, see: (i) the information set forth in this Form 8-K, including with specific reference "Item 2 - Acquisition or Disposition of Assets"; (ii) the Share Exchange Agreement filed as an exhibit to this Form 8-K; and (iii) the other exhibits of this Form 8-K.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITION OF IN VIVO MEDICAL DIAGNOSTICS INC. (FKA HALL EFFECT MEDICAL PRODUCTS INC.)

THE SHARE EXCHANGE

On July 30, 2004, we acquired 100% of the capital stock of In Vivo Medical Diagnostics Inc. (fka Hall Effect Medical Products Inc.), a Delaware corporation, in exchange for an aggregate of 34,343,662 shares of our 4% voting preferred stock and 38,636,620 shares of our common stock. As a result of the share exchange, In Vivo Medical Diagnostics Inc. became our wholly-owned subsidiary and changed its name from Hall Effect Medical Products Inc. to its current name In Vivo Medical Diagnostics Inc. ("In Vivo").

In connection with the share exchange, we:

      o issued to the former holders of 8,000,000 shares of In Vivo preferred stock an aggregate of 34,343,662 shares of our 4% voting redeemable convertible preferred stock (the "4% preferred stock");

      o issued to the former holders of shares of In Vivo common stock an aggregate of 38,636,620 shares of our common stock;

      o issued 3,219,718 additional shares of our common stock to holders of $500,000 of promissory notes issued by In Vivo's wholly owned subsidiaries Hall Effect Technologies Ltd. and Jopejo Ltd. in exchange for the cancellation of such notes; which notes were originally convertible into 750,000 shares of In Vivo common stock; and

      o agreed to cause the resignation of all current members of our board of directors and appoint new directors as designated by certain shareholders or affiliates of In Vivo.

Each full share of our 4% preferred stock is convertible at any time after October 31, 2005, at the option of the holder, into one full share of our common stock. The shares of 4% preferred stock vote, together with our outstanding common stock on an "as converted" basis, at any regular or special meeting of our stockholders called for the purpose of electing directors of our company or to vote on any other matter requiring shareholder approval under Colorado corporate law. Assuming conversion of all of our shares of 4% preferred stock, the 76,200,000 shares of common stock issued and issuable to the former securityholders of In Vivo and its subsidiaries represent approximately 88.4% of our fully diluted common stock.

The Share Exchange Agreement attached hereto as Exhibit 2.1 is incorporated herein by reference and the foregoing summaries of the terms and conditions of such agreement is qualified in its entirety by reference to such agreement.

BUSINESS

INTRODUCTION.

In Vivo is the sole owner of two companies, incorporated under the laws of the United Kingdom and based in Inverness, Scotland, Hall Effect Technologies Ltd. ("HET") and Jopejo Ltd. HET and Jopejo are developing a group of medical diagnostic products for personal and professional use. These products are based on technology that utilizes the "Hall Effect" phenomenon discovered over 100 years ago, for which In Vivo scientists are currently developing practical applications. HET is in the final development stages of groundbreaking medical devices for measuring levels of blood coagulation and other applications for the cardio-vascular market. Other medical applications being addressed by HET's patented technology include the measuring of blood sugar levels for the diabetes market and other conditions where measuring and imaging is essential. HET has a substantial patent portfolio relating to its technology. In addition, Jopejo has developed a patented pregnancy monitoring technology, and is also in the late stages of developing new and better monitoring devices that utilize signal processing for the late-term pregnancy market.

HET was formed in January 2001 with the goal of building a platform of patented technologies from which to exploit unique commercial applications. HET's operations have, historically, been funded in part from development contracts and, in majority, by its previous major shareholder, Westek Employee Benefits Trust ("Abacus"). The controlling interest of Jopejo, a bio-tech research company utilizing similar development processes, was purchased by Abacus and the operations of the two companies were merged to exploit the combined technology base.

The fundamental premise is in the transfer of measurement technology, the principles of which are known and established in the world of physical science, into medical devices with global near-patient applications. This is done through the creation of novel, patented methods and apparatus for which HET is the sole owner of the intellectual property.

SCIENTIFIC PLATFORM

The "Hall Effect" is a physical principle that was discovered in 1875, but whose applications were not fully utilized until the introduction of modern high sensitivity and custom made semiconductors and contemporary computer processing power. The definition of the Hall Effect is the generation of an electric potential perpendicular to both an electric current flowing along a conducting material and an external magnetic field applied at right angles to the plane containing the current and Hall field. Through its HET and Jopejo subsidiaries, In Vivo has pioneered the use of Hall devices in highly sensitive proportional measurement, exploiting their ability to measure to extremely high levels of accuracy in many environments. In Vivo has combined this basic technology with magnetic system design and digital signal processing to create non-invasive measurement systems that can characterize compounds and measure bulk and concentration at a molecular level.

In developing these very accurate measuring devices, In Vivo has built substantial knowledge and intellectual property around the acquisition and processing of low and ultra-low level electrical signals, in particular around techniques for noise cancellation, compensatory processes for extraneous signals and temperature effects. In particular, these techniques have significant use in fetal monitoring applications where low-level electrical signals acquired from the patient can be effectively processed, enabling novel and valuable diagnosis.

OPERATIONAL STRATEGY

In Vivo's strategy is to maximize the novel use of transferable techniques, exploit its core skills to build a solid intellectual property platform and optimize its exit points to maximize shareholder value. In Vivo's management has focused development of its technology to create value around a portfolio of linked biomedical products, creating many potential global market applications.

For each product or group of products, In Vivo has sought partners who can

      o  help it identify the market and commercial opportunity;

      o  contribute to the research and development program; and

      o  be the ultimate manufacturer and/or distributor of the end-product.

PRODUCTS UNDER DEVELOPMENT

In Vivo has engineered solutions in four distinct areas:

      o a prothrombin blood coagulation time measuring device for measuring the clotting or coagulation time of blood in patients at risk of heart disease and stroke;

      o a suite of products for fetal heart monitoring and predicting the onset of labor several weeks in advance of the commencement of labor pains; and

      o  minimally and non invasive products for measurement of blood analytes

      o  a low cost alternative to conventional X-ray imaging.

The prothrombin blood coagulation time measuring device ("PT") is used in patient care to diagnose diseases related coagulation, assess the risk of bleeding in patients undergoing operative procedures, and monitor patients being treated with oral anticoagulant (coumadin) therapy. The PT system is performed by measuring the clotting time of platelet-poor plasma after the addition of calcium and thromboplastin, a combination of tissue factor and phospholipid. As in the current practice in diabetic glucose monitoring, the user extracts a small drop of blood from a finger and places it on a strip. This product is the most advanced in development. In Vivo plans to deliver a finished product under its commercial development license with Unipath, a division of Inverness Medical Innovations, located in Boston, Massachusetts, by the first quarter of 2005.

Worldwide annual sales of self-monitoring glucose products for diabetics were estimated to have totalled $5 billion in 2003 and are forecast to grow approximately 10% compounded annually (Source: Abbott Laboratories). Worldwide there are estimated to be currently 175.0 million diabetics, forecast to rise to 366 million by 2030 as diagnosis improves and lifestyles become more sedentary (Source: WHO). Primary diabetes care costs are a significant factor but indirect costs are a more substantial burden to healthcare services as diabetes is one of the most prevalent causes of blindness, kidney disease, nerve disease and amputations, heart disease and stroke.

A typical diabetic in the developed world consumes between $320 and $1,120 resource and materials per annum. Testing requires a sample of blood to be drawn several times every day - an often painful process.

Currently, the supply of glucose testing equipment is dominated by Johnson and Johnson, Roche Diagnostics, Abbott Medisense and Bayer Diagnostics with 87% of sales related to disposable strips. The United States market reached $2.6 billion in 2002 with an estimated compound annual growth rate (2002-2005) of 13.1%. Therefore it is key to improve glucose meter technologies to encourage frequent testing.

All the major players, and some smaller technology companies, are developing technologies to measure non or minimal-invasively. Minimally invasive methods are based on either a correlation of interstitial fluid glucose content or an implantable glucose biosensor. Non-invasive methods use linear absorption/transmission spectra of near infrared light or the magneto optical rotatory effect. Some are close to market launch but all are costly, sizeable machines and none measure bulk or continuously.

In Vivo is currently completing development of two interlinked fetal monitoring devices - fetal heart monitoring ("FHM") and the prediction of labor onset ("POLO"). Fetal heart rate is the most reliable measure of fetal well-being and is an important part of antenatal and intrapartum care. Currently physicians and midwives use auscultation - merely listening through a trumpet - or small ultrasound devices that detect the fetal heart through the Doppler effect. Both methods are unreliable and do not give accurate diagnostic capability. Labor onset (palpation of tightenings and contractions) is currently estimated through observation of uterine activity by the mother, the general practitioner or midwife. Again there is little predictive accuracy in these methods and, whilst there are interventions to manage prematurity, the situation of their application has wide tolerances.

These fetal monitoring applications are technologically the second most advanced in In Vivo's medical device portfolio as it enters the second phase of clinical trials.

In Vivo is also in the process of developing low-cost and safe magnetic detection systems for additional applications, including

      o a minimally-invasive, rapid and accurate system for detection of blood analytes;

      o a non-invasive glucose monitoring system for diabetics which can be merely clipped to a patient's ear lobe (or other area with blood-rich tissue) and, without injection, measure levels of glucose in the blood;

      o a rapid, non-invasive monitoring device for osteoporosis and a surgical instrument positioning system.

The table set forth below briefly describes In Vivo's key products and their applications.

-----------  ------------------ ----------------------------------- ------------------------------------------------
             TECHNOLOGY         PRODUCT                             KEY APPLICATIONS
-----------  ------------------ ----------------------------------- ------------------------------------------------
    IN       Blood analyte      Prothrombin     blood     clotting  Minimally-invasive,     accurate    and    safe,
DEVELOPMENT  measurement        measuring device                    characteristic measuring device.
             ------------------ ----------------------------------- ------------------------------------------------
             Fetal  heart rate  Consumer     and      professional  Reliable at-home and professional  medical heart
             monitor            medical fetal well being monitor    rate monitor for unborn babies
             ------------------ ----------------------------------- ------------------------------------------------
             Predictor of       Labor predictor                     Accurate  prediction  of onset  of labor  from 6
             labor onset                                            weeks  out.   Consumer   device  for   maternity
                                                                    planning.

                                                                    In  hospital,   professional  care  for  mothers
                                                                    identified at-risk for pre-term delivery.

---------- -------------------- ----------------------------------- ------------------------------------------------
    IN       Blood analyte      Blood glucose monitor               Non-invasive,  accurate  and safe,  glucose (and
 RESEARCH                                                           other) concentration measuring device.

             ------------------ ----------------------------------- ------------------------------------------------
             Medical            Digital scanning machine            Non-invasive,  safe, high quality alternative to
             imaging                                                2D X-ray scanning.

             ------------------ ----------------------------------- ------------------------------------------------
             Osteoporosis       Bone density monitor                Non-invasive  instant  display  of bone  mineral
             detection and                                          density for osteoporosis patients.
             monitoring
             device
             ------------------ ----------------------------------- ------------------------------------------------
             Internal           In-surgery detection system         Safe and accurate 3D  positioning of instruments
             Surgery                                                and probes during surgery.

-----------  ------------------ ----------------------------------- ------------------------------------------------

COMPETITIVE ADVANTAGES.

We believe that our suite of products under development and in research have a number of advantages over current comparable products in the market. These advantages may be summarized below.

         PRODUCT                                             PRINCIPAL ADVANTAGES
Prothrombin-time blood clotting                Significantly lower cost than competing devices;
measuring device                               smaller in size than competing devices; and
                                               only requires two microlitres of microlitres of,
                                               significantly less invasive than the 20
                                               microlitres of blood required by the only
                                               comparable systems currently manufactured.


Fetal heart rate monitor                       Small non-invasive external device with reliable
                                               detection and continuous signal display that can
                                               be used by non-trained persons.

Labor predictor                                External non-invasive devise with high negative
                                               and positive predictive success and ease of use.

Blood glucose monitor                          Small inexpensive, non-invasive device with rapid
                                               continuous bulk measurement.

Digital scanning machine                       Small, portable in expensive continuous display
                                               with No ionizing radiation.

Bone density monitor                           Inexpensive, accurate and no ionizing radiation.

In-surgery detection system                    Alternative to low power X-rays, used with
                                               tomography.

COMMERCIAL ARRANGEMENTS

In Vivo has entered into a development contract and license agreement for its prothrombin blood clotting measuring devise with Unipath, a division of Inverness Medical Innovations, located in Boston, Massachusetts. Pursuant to the contract, Inverness Medical contributes over $2 million in exchange for the delivery of the first 10,000 production units. Thereafter, In Vivo will license Unipath on an exclusive world-wide basis the use of its technology to produce and market a prothrombin blood clotting measuring device for which In Vivo will receive a royalty equal to 2% of all net sales of such device. For the prothrombin time measurement device, In Vivo is essentially providing a front-end measuring system for a product that will be independently developed, produced and marketed by Inverness Medical Innovations Inc (IMI). In Vivo and IMI expect to commence the production of its prothrombin time blood clotting measuring device by the end of 2004 and to commence commercial sales in 2005.

For the fetal monitoring devices, In Vivo's commercial strategy for these devices is to have the devices produced and assembled for In Vivo in China and contract with partners that can assist in the marketing and distribution of the products. In Vivo intends to rely on its distribution partner's experience and contact with the end user on issues of product features, functions and performance criteria. Partners are currently being sought to market our fetal monitoring devices.

In Vivo has also entered into a letter of intent with Rosti, a subsidiary of the Danish AP Muller group located in Copenhagen, Denmark, for research into the exploitation of an additional ten commercial product applications of its monitoring systems with Rosti's customer base. Rosti is a specialized plastics and electronics manufacture and assembly company. It has supply contracts with blue chip companies such as Siemens, Ericsson, Phillips, Nokia, Glaxo, Johnson

& Johnson, and Novo Nordisk. They provide In Vivo with access to a high quality global manufacturing base and access to potential licensing partners at the highest level. The relationship is based on a partnership agreement.

In addition, In Vivo's glucose monitoring technology has been examined by Novo Nordisk (Denmark), the world's largest supplier of insulin for diabetics. Novo Nordisk has indicated that it will consider entering into a commercial arrangement with In Vivo, once we have demonstrated proof of principle in blood.

In Vivo has established the following relationships to enable it to develop, produce and protect its product applications and technologies to create its operational platform:

      o Chinese manufacturing - HET is active in manufacturing and assembling product via a number of manufacturers in China;

      o Patent/IPR management - HET use Wilson Gun McCaw and Novagraaf to construct and manage its patent process. Patent files are held on the central database `Netspat';

      o Medius - a specialist agency for the patent/licensing process in biomedical. They provide expert patent audit and positioning of our ideas within patent niches;

      o Double Helix development - responsible for product positioning via in-market research; and

      o Kinneir Dufort and JAB Design - engaged to deliver product design and basic engineering from concept. KD specialise in biomedical products and have a significant track record with blue chip companies. JAB are specialists in small electronic device packaging and prototype and production design and sourcing.

SALES AND MARKETING

We anticipate that substantially all of the sales and distribution of our products and applications, once commercially developed, will be conducted through our existing and prospective licensees and joint venture partners, including the Unipath division of Inverness Medical Innovations Inc. and Rosti.

INTELLECTUAL PROPERTY

In Vivo owns the intellectual property associated with all of its products and applications. .In Vivo currently has ten worldwide-patents, two of which have been granted and eight of which are pending, covering the generic application of its products and technology. In Vivo is also currently working on a number of additional patents for submission using the Hall Effect and other transferable technologies in niche exploitation areas.

In Vivo's intellectual property is based upon its ability:

      o  to work at an appropriate physical level to specify magnetic systems;

      o to develop high sensitivity Hall Effect devices using Molecular Beam Epitaxy techniques;

      o to use the Hall Effect in high precision proportional measurement applications;

      o to provide advanced signal processing and control techniques to extract low level signals in biological systems; and

      o to establish techniques for measuring low level effects with high levels of precision.

PREMISES

Prior to our acquisition of In Vivo, our principal executive offices were located at 1869 W. Littleton Boulevard, Littleton, Colorado 80120 in leased space. In Vivo's research and executive offices are located at The Green House, Beechwood Business Park North, Inverness, Scotland IV2 3BL in 1,128 square feet of leased space under a lease with an unaffiliated third party, expiring April 25, 2005, and with an annual rental of approximately $33,600. We intend to relocate our principal executive office in the United States to Los Angeles and options are currently being investigated.

EMPLOYEES

In Vivo currently employs 11 persons, including 6 scientific and technical persons, one administrative and clerical person and four executive officers. A further four key scientific staff are employed on a contractual basis

MANAGEMENT

The following table sets forth information with respect to our directors and executive officers as of the filing date of this Form 8-K.

                   NAME                       AGE                       POSITION
John Fuller                                    43     President, Chief Executive Officer and Director

Brian Cameron                                  45     Chief Operating Officer and Director

Graham Cooper                                  54     Chairman of the Board of Directors

Bernard Turner                                 47     Chief Financial Officer

David M. Barnes                                64     Director


BACKGROUNDS OF EXECUTIVE OFFICERS AND DIRECTORS

JOHN FULLER. Mr. Fuller has a considerable track record in bringing conventional and new technology products to market in class leading product lead times. From June 1993 to August 1997 he served as Executive Vice President of Mayflower Corporation, located in Detroit, Michigan, a multinational company in the motor industry. From September 1997 to November 1999, was Managing Director of Highland Distillers, located in Scotland, a $400 million revenue public company in the premium spirits sector. Mr. Fuller started HET, as its Chief Executive Officer, in July 1999, and was responsible for the acquisition of Jopejo in December 2001, and subsequent growth of the company.

BRIAN CAMERON. A Fellow of the Chartered Management Institute with a background in successful turn-around and business growth. From August 1992 to November 1995 Mr. Cameron served as logistics director of Rover Group, a $3.5 billion revenue automotive company. From November 1995 to February 1998 he was a managing director of BMH Ltd., a subsidiary of BMW-Rover, where he was engaged in licensing and branding, supplier and customer partnership building and change management. After two and a half years on the board of Highland Distillers he set up his own consulting business with customers such as BMW Gmbh and Snap On Tools before joining HET and Jopejo, as a consultant in March 2001. Mr Cameron became their Chief Operating Officer in December 2003.

GRAHAM COOPER. For the past five years, Mr. Cooper has been the principal stockholder of Westek, a computer trading company located in Manchester, England. Prior to June 2003, Westek has been the primary financing source to HET and is a business "angel" to other technology development stage companies.

BERNARD TURNER. Mr. Turner has served since 1996 as the Director of Finance and Chief Financial Officer of Westek Limited, a computer distributor and reseller located in Warrington, England. Mr. Turner also serves as Chief Financial Officer of HET and Jopejo. Mr. Turner has over 25 years of business accounting experience, including implementation of management information systems and controls.

DAVID M. BARNES. Mr. Barnes has served as Chief Financial Officer of American United Global, Inc., a publicly traded company, since May 15, 1996, and was a director from November 8, 1996 through June 17, 2003 and was reappointed to the board in December 2003. Mr. Barnes is also presently a member of the Advisory Board of Interactive Imagination, Inc., a privately-held video game developer based in Seattle, WA. Mr. Barnes has over 20 years of experience as a senior financial officer of United States publicly traded companies.

OTHER KEY EMPLOYEES AND OUR SCIENTIFIC ADVISORY BOARD

In Vivo and its subsidiaries have additional key research and development employees and also have available the services of an advisory board of distinguished scientists with relevant expertise. The current members of the scientific advisory board are:

DR NASSER DJENNATI, Currently serves as Head of Development at HET. He is an electrical and electronics graduate of UMIST specialising in the Hall effect and information technology. Dr. Djennati was part of the team that received Brite-EURAM funding for Hall effect work.

PROFESSOR PATRICIA CONNOLLY Professor Connolly has extensive experience in commercializing medical diagnostic devices and is currently involved in several international research collaborations/consultancies in addition to academic research at Strathclyde University and her work as a part-time Chief Science Officer to HET.

DR EMANUEL COHEN. Dr. Cohen has written extensively from his research on the Hall Effect with UMIST, a leading United Kingdom science university. Dr. Cohen is the group leader of Brite-EURAM Hall effect project.

DR NIGEL SIMPSON. Dr. Simpson is an expert in and author of papers on fetal and uterine physiology. He serves as Senior Lecturer and Consultant in Obstetrics and Gynaecology at The University of Leeds.

PROFESSOR JAMES WALKER. Professor Walker is a specialist in clinical and basic research in Obstetrics and Gynaecology. He is considered an international authority in the clinical measurement of preeclampsia. He is the author of 175 papers and chair of many national and international committees, and lectures at The University of Leeds.

PROFESSOR DEBORAH WITHINGTON. Dr. Withington is highly experienced in signal analysis and human/machine interfaces. She is also one of the original developers of the patented `Sound Alert' directional beacon technology

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In Vivo (formerly known as Hall Effects Medical Products, Inc.) was formed in 2003 to acquire the capital stock of HET an Jopejo from its shareholders. The founders of In Vivo, which included Robert M. Rubin and others received 6,000,000 shares of In Vivo common stock in connection with its initial formation and capitalization.

In connection with a share purchase agreement with the former stockholders of HET and Jopejo, such stockholders, including Abacus Trust Company, in its capacity as trustee of the Westek Limited Employees Trust, received an aggregate of 8,000,000 shares of In Vivo Series A preferred stock, and the HEMP Employee Benefit Trust received an additional 3,000,000 shares of In Vivo common stock. Graham Cooper, Chairman of the Board of our company, is a principal stockholder of Westek Limited, an affiliate of the Westek Limited Employees Trust, and John Fuller and Brian Cameron, our Chief Executive Officer and Chief Operating Officer, respectively, each owned a 50% beneficial interest in options to purchase, for nominal consideration, the 3,000,000 shares of In Vivo common stock owned issued to the HEMP Employee Benefit Trust.

As a result of the share exchange agreement with our company, the founding stockholders of In Vivo received an aggregate of 25,757,747 shares of our common stock; the original shareholders of HET and Jopejo received 34,343,662 shares of our 4% Series A convertible redeemable voting preferred stock, and the HEMP Employee Benefit Trust, on behalf of Messrs. Fuller and Cameron, received an aggregate of 12,878,873 shares of our common stock.

At the time of the share exchange with our company, certain investors received an aggregate of 750,000 shares of In Vivo common stock as consideration for the cancellation of loans aggregating approximately $500,000 previously made to HET and Jopejo; which In Vivo shares were exchanged for an aggregate of 3,219,718 shares of our common stock.

In connection with the transactions contemplated by the original share purchase agreement with the former shareholders of HET and Jopejo, such shareholders received an option from Mr. Rubin and the other founding stockholders of In Vivo to repurchase, for $.01 per share, all or a pro-rata portion of their shares of common stock of our company in the event that our company does not raise for the benefit of In Vivo and its subsidiaries, in addition to the $500,000 previously provided, a minimum of $2.5 million of additional equity or equity-type financing by December 31, 2004. The number of our shares that will be subject to such repurchase option will be pro-rated in the event we receive one or more financings of less than the $2.5 million minimum amount.

In connection with the transactions contemplated by the share purchase agreement, In Vivo agreed to repay to Westek Limited a total of $1,800,000 in loans previously made to HET and Jopejo, by issuance to Westek of a $1,800,000 non-interest bearing note payable on September 30, 2006. Under the terms of the note, we are obligated to:

      o apply 56% of all net proceeds from any one or more equity or equity-type financings in excess of $2,000,000 and up to $3,000,000 to prepay up to $560,000 of the note; and

      o apply 25% of all net proceeds in excess of $3,000,000 to prepay the note.

Graham Cooper, the Chairman of the Board of our company, is also the managing director and principal stockholder of Westek Limited.

RISK FACTORS

WE ARE A DEVELOPMENT STAGE COMPANY AND MAY BE UNABLE TO DEVELOP OR LICENSE COMMERCIALLY FEASIBLE PRODUCTS. We are a development stage company and have not generated any significant revenues from commercial operations. Although we have developed functional demonstration models for our fetal heart monitor and prothrombin blood clotting monitor, we have not, as yet, manufactured any fully-engineered prototype models for commercial demonstration. We may not be able to produce effectively functioning prototype models or final products in commercial quantities at acceptable costs, or, if produced, we may not be able to successfully market the products, directly or in conjunction with third parties.

WE EXPECT OUR OPERATING LOSSES AND ACCUMULATED DEFICIT TO CONTINUE. We have incurred operating losses each year since inception and had an accumulated deficit as of May 2004, of approximately $4.3 million. Inasmuch as we expect to have a high level of operating expenses and will continue to make considerable expenditures in connection with our research and development activities, we anticipate that such losses will continue until such time, if ever, as we are able to generate sufficient revenues to support our operations. We may not achieve or sustain sufficient revenues to achieve profitable operations.

OUR FUTURE REVENUES ARE DEPENDENT ON ESTABLISHING LICENSES, JOINT VENTURE OR DISTRIBUTION ARRANGEMENTS WITH ESTABLISHED COMPANIES. Our ability to generate revenue from the sale of our products will be dependent, among other things, upon our ability to enter into licenses, joint venture or distribution arrangements with established businesses with existing sales and marketing infrastructures. Although we have entered into agreements with Boots plc, the Unipath division of Inverness Medical Innovations, and are negotiating with several other companies, we have only generated revenues of $2,200,000 from development and grant funding from these companies and government initiatives. There can be no assurance that we will be able to generate revenues or profits under any such agreements, if and when formalized. In addition, given our early stage of development and limited capital resources, the terms demanded by any prospective licensee or joint venture partner may not be attractive to us or otherwise enable us to achieve our strategic objectives and goals.

OUR PRODUCTS MAY NOT GAIN MARKET ACCEPTANCE. The products we are currently developing utilize new technologies. As with any new technologies, in order for us to be successful, our technologies must gain market acceptance. Since we design our products to exploit markets that presently utilize or are serviced by products from competing technologies, meaningful commercial markets may not develop for our products.

WE HAVE LIMITED MANUFACTURING OR MARKETING EXPERIENCE. Achieving marketing acceptance for our technologies and proposed products will require substantial marketing efforts and expenditure of significant funds to educate key original equipment manufacturers, or OEMs, as to the distinctive characteristics and anticipated benefits of our products and technologies. We currently have limited manufacturing and marketing experience and limited financial, personnel and other resources to undertake the extensive marketing activities that are necessary to market our products and technologies.

THE DEVELOPMENT OF OUR PRODUCTS AND TECHNOLOGY IS UNCERTAIN. Our development efforts are subject to unanticipated delays, expenses or technical or other problems, as well as the possible insufficiency of funding to complete development. Our success will depend upon our products and technologies meeting acceptable cost and performance criteria, and upon their timely introduction into the marketplace. All of our proposed products and technologies may never be successfully developed, and even if developed, they may not satisfactorily perform the functions for which they are designed. Additionally, these products may not meet applicable price or performance objectives. Unanticipated technical or other problems may accrue which would result in increased costs or material delays in their development or commercialization.

OUR PRODUCTS MAY CONTAIN DEFECTS. Our products may contain deficiencies which become apparent subsequent to widespread commercial use. Remedying such errors could delay our plans and cause us to incur additional costs which would have a material adverse effect on our financial position.

WE DEPEND ON THIRD PARTY PRODUCT DESIGN CHANGES. Our success will depend upon our ability to make our products compatible with the products of third-party manufacturers. In addition, we will depend on potential customers redesigning or otherwise modifying their products to fully utilize our products and technologies. Our failure to make our products and technology compatible with products of third-party manufacturers or the failure of potential customers to make necessary modifications to or redesign their products to accommodate our products could have a material adverse effect on our ability to sell or license our technologies and products.

WE ARE OPERATING IN A HIGHLY COMPETITIVE MARKET. The development and marketing of medical products and devices is extremely competitive. In many cases we will compete with entrenched multi-national companies, such as Johnson & Johnson, Roche and others, all of whom have similar products already being manufactured and sold. Competitors range from development stage companies to major domestic and international companies, most of which have substantially greater financial, technical, marketing and human resource capabilities than we have, as well as established positions in markets, name brand recognition, and established ties with OEMs. These or other companies may succeed in developing products or technologies that are more effective than those being developed by us or that would render our products and technology obsolete or non-competitive in the marketplace.

OUR PATENTS AND PROPRIETARY RIGHTS ARE DIFFICULT TO PROTECT. Our ability to compete effectively will depend in part on our ability to maintain the proprietary nature of our technology and manufacturing processes through a combination of patent and trade secret protection, non-disclosure agreements and other arrangements. We have completed a substantial amount of invention disclosure documentation. Thus far, we have two patents granted and further eight pending, and we intend to continue to file patent applications covering our products when and where appropriate. Such filings will be costly and time consuming. Patents may not issue from applications and any issued patents may not provide adequate protection for our products or processes. Our competitors may independently patent technologies that are substantially equivalent or superior to our technology. In addition, competitors' products may infringe upon our patents and the cost of protecting our rights relative to such infringement may be prohibitive thereby undermining our ability to protect products effectively.

FOREIGN COUNTRIES MAY NOT PROVIDE ADEQUATE PATENT PROTECTION. Patent applications filed in certain foreign countries are subject to laws, rules and procedures which differ from those of the United States and the United Kingdom. Foreign patent applications filed by us related to United States or United Kingdom patents may not be issued. Furthermore, some foreign countries provide significantly less patent protection than the United States or the United Kingdom. We could incur substantial costs in defending patent infringement suits brought by others and in prosecuting patent infringement suits against third party infringers.

WE DEPEND ON OUR KEY PERSONNEL. The development and marketing of our technology will be dependent upon the skills and efforts of a small group of management and technical personnel. Losing the services of any of our key personnel could have a material adverse effect on our operations. Furthermore, recruiting and retaining qualified technical personnel to perform research, development and technical support work in the future will be critical to our success. We may not be able to continue to recruit and retain skilled and experienced personnel.

WE WILL NEED SIGNIFICANT ADDITIONAL CAPITAL, WHICH WE MAY BE UNABLE TO OBTAIN. Our capital requirements in connection with our development activities and transition to commercial operations have been and will continue to be significant. We have depended upon the proceeds of sales of our securities to private investors to cover our operating losses. From inception through March 2003, we raised capital of approximately $3.3 million through the sale of common shares and notes. We will require substantial additional funds to continue research, development and testing of our technologies and products, to obtain intellectual property protection relating to our technologies when appropriate, and to manufacture and market our products. We anticipate that the funds being raised by this Offering will only be sufficient to fund our operations for the next 24 months and, thereafter if we do not generate adequate cash flow from operations and licensing we will need to raise additional funds.

WE MAY NOT BE ABLE TO MANAGE GROWTH AND EXPANSION EFFECTIVELY. Rapid growth of our business may significantly strain our management, operational and technical resources. If we are successful in obtaining rapid market penetration of our products, we will be required to manufacture and deliver large volumes of quality products to our customers on a timely basis at a reasonable cost. Our strategy is that we will NOT manufacture but create partnerships with manufacturers. This could potentially strain our operational, management and financial systems and controls.

OUR CONFIDENTIALITY AGREEMENTS MAY NOT ADEQUATELY PROTECT OUR UNPATENTED PROPRIETARY INFORMATION. We rely on confidentiality agreements to protect our unpatented proprietary information, know-how and trade secrets. Our competitors may either independently develop the same or similar information or obtain access to our proprietary information. In addition, we may not prevail if we assert challenges to intellectual property rights against third parties. In this regard, our employees are required to enter into agreements providing for confidentiality, the assignment of rights to inventions made by them while employed by us, as well as for non-competition and non-solicitation during their employment term and one year thereafter. Our employees may not comply with the terms of these agreements.

DECLARATION OF DIVIDENDS IS UNLIKELY. We have not paid any dividends to date. We do not currently intend to declare or pay any dividends on our common stock in the foreseeable future. Earnings, if any, are expected to be retained to finance and expand our business.

WE MAY BECOME SUBJECT TO RISKS INHERENT IN INTERNATIONAL OPERATIONS INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS AND TARIFF REGULATIONS. To the extent we in the future sell or license our products or technologies outside the United Kingdom, we will be subject to the risks associated with fluctuations in currency exchange rates. We may also be subject to tariff regulations and requirements for export licenses, particularly with respect to the export of certain technologies (which licenses may on occasion be delayed or difficult to obtain), unexpected changes in regulatory requirements, longer accounts receivable requirements, difficulties in managing international operations, potentially adverse tax consequences, restrictions on repatriation of earnings and the burdens of complying with a wide variety of foreign laws.

CURRENCY EXCHANGE RISKS. Our trading currency is UK(pound). The figures shown are in US$ converted at the rate of $1.85 to (pound)1. Exchange rates may fluctuate thus affecting our revenues, profitability and cash flows when viewed in US terms.

RISKS RELATED TO HOLDING OUR SECURITIES

NO ACTIVE MARKET PRESENTLY EXISTS FOR OUR SECURITIES AND WE CANNOT ASSURE YOU THAT SUCH A MARKET WILL EVER DEVELOP. There is currently no active trading market for our securities quoted on the over-the-counter pink sheet market. Consequently, holders of shares of our common stock may not be able to trade in our shares or otherwise liquidate their investment in us in the event of an emergency or at any time, and such shares of common stock will not be readily acceptable as collateral for loans. We cannot assure you when and if a trading market in our shares will be established, or whether such market, if established, will be sufficiently liquid to enable holders of shares of our common stock to liquidate their investment in us.

IF OUR SHARES OF COMMON STOCK ARE ACTIVELY TRADED ON A PUBLIC MARKET, THEY WILL IN ALL LIKELIHOOD BE PENNY STOCKS. The Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosure relating to the market for penny stocks in connection with trades in any stock defined as a penny stock. Commission regulations generally define a penny stock to be an equity security that has a market or exercise price of less than $5.00 per share, subject to certain exceptions. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for our securities since our securities are highly likely to be subject to the penny stock rules. Should a public market ever develop, any market for our shares of common stock may be illiquid, limiting the ability of broker-dealers to sell our securities and the ability of shareholders to sell their shares in the secondary market. There is no assurance that trading in our shares, if developed, will not continue to be subject to these or other regulations that adversely affect the market for our shares.

A SUBSTANTIAL NUMBER OF SHARES OF OUR COMMON STOCK ARE ISSUABLE UPON UPON CONVERSION OF OUTSTANDING CONVERTIBLE SECURITIES, WHICH WILL DILUTE THE PERCENTAGE OWNERSHIP EQUITY OF HOLDERS OF SHARES OF COMMON STOCK. As of the date of this Form 8-K, we have issued and outstanding a total of approximately 52.0 million shares of our common stock. In addition, an aggregate of another 34.3 million shares of common stock are subject to issuance upon conversion or our outstanding Series A preferred stock. The issuance of these additional shares of common stock will dilute the percentage ownership equity of holders of shares of common stock.

BENEFICIAL OWNERSHIP OF THE COMPANY SUBSEQUENT TO THE ACQUISITION OF IN VIVO

The following table sets forth, as of August 6, 2004, information regarding the beneficial ownership of our company's Common Stock based upon the most recent information available to our company for (i) each person known by the Company to own beneficially more than five (5%) percent of our outstanding Common Stock,
(ii) each of its officers and directors, and (iii) all of its officers and directors as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned.

                                    Name and Address                   Amount and Nature
         Title of Class             of Beneficial Owner                of Beneficial Owner           Percentage (5)
         -----------------------------------------------------------------------------------------------------------
         Common Stock               Abacus Trust Company Limited           19,328,381 (1)                22.4%
                                    Unit 2, Taurus Park
                                    Europa Boulevard
                                    Warrington WA5 7YT
                                    England

         Common Stock               Westek Limited                         19,328,381 (1)                22.4%
                                    Unit 2, Taurus Park
                                    Europa Boulevard
                                    Warrington WA5 7YT
                                    England

         Common Stock               Rodney Philip Jackson                   6,392,695                     7.4%
                                    The Green House,
                                    Beechwood Business Park North,
                                    Inverness, Scotland IV2 3BL

         Common Stock               John Fuller                             6,639,880 (2)                 7.7%
                                    Easter Shian, Glen Quaich
                                    Amulree, Perthshire PH8 0DB
                                    Scotland

         Common Stock               Brian Cameron                           6,590,505 (3)                 7.6%
                                    Campbell Cairns, Craigellachie
                                    Aberlour, Banffshire
                                    Scotland

         Common Stock               Rubin Family Irrevocable Stock Trust    4,922,319 (4)                 5.7%
                                    25 Highland Boulevard
                                    Dix Hills, New York 11730

         Common Stock               All Directors and                      38,951,461                    45.2%
                                    Executive Officers
                                    as a Group (5)

-----------------------------------------
(1) Consists of shares of 4% voting preferred stock, convertible on or after October 31, 2005 into 19,328,381 shares of common stock. Abacus Trust Company Limited is acting as trustee for the Westek Limited Employee Trust. Graham Cooper, Chairman of our Board of Directors, is a principal beneficiary of the Westek Limited Employee Trust, owning a majority of its shares.

(2) Consists of (i) 6,439,437 shares held by the Hall Effect Medical Products Employee Benefit Trust as to which Mr. Fuller holds options to purchase, and
(ii) 200,443 shares issued to Mr. Fuller in consideration of his cancellation of certain obligations owed to him by HET and Jopejo.

(3) Consists of (i) 6,439,436 shares held by the Hall Effect Medical Products Employee Benefit Trust as to which Mr. Cameron holds options to purchase, and
(ii) 151,069 shares issued to Mr. Cameron in consideration of his cancellation of certain obligations owed to him by HET and Jopejo.

(4) Excludes an aggregate of 2,785,310 shares of common stock owned by Andrew Rubin, Lynda Rubin and Lisa Diaz, the children of Robert M. Rubin and by the grandchild of Robert M. Rubin, the settlor of the Rubin Family Irrevocable Stock Trust. Mr. Rubin disclaims beneficial interest in the shares owned by the Rubin Family Irrevocable Stock Trust or by his children and grandchild.

(5) Percentage ownership and shares owned by officers and directors as a group, gives pro forma effect to the conversion of all 34,343,661 outstanding shares of 4% preferred stock into common stock.

DESCRIPTION OF SECURITIES

PREFERRED STOCK.

Under our certificate of incorporation, we have authorized an aggregate of 50,000,000 shares of preferred stock for issuance. Our board of directors has the authority to designate the rights, privileges and preferences of any series of our authorized preferred stock, including voting and conversion rights. We have currently issued and outstanding 34,343,663 shares of our Series A 4% convertible redeemable voting preferred stock.

Our 4% preferred stock has a priority over all of our shares of common stock on liquidation or sale of our company, at the rate of $0.23294 per share of 4% preferred stock, or a total liquidation preference of $8,000,000 as to all shares of 4% preferred stock.

Our 4% preferred stock pays an annual dividend (at our option, either in cash or in additional shares of our 4% preferred stock) at an annual rate of 4% per annum.

Our 4% preferred stock votes with our common stock as a single class on all matters as to which shareholders of our company are entitled to vote, on an "as converted" basis, as though all outstanding shares of 4% preferred stock had been converted into common stock immediately prior to the taking of the record date for all stockholders entitled to vote at any regular or special meeting of our stockholders.

Each of the 34,343,662 shares of our 4% preferred stock is convertible at any time after October 31, 2005, at the option of the holder, into one full share of our common stock.

COMMON STOCK

Our certificate of incorporation authorizes us to issue up to 100,000,000 shares of common stock. Each share of our common stock is entitled to one vote for members of our board of directors and as to such other matters as may come before our stockholders for approval at any regular or special meeting of our shareholders.

In consideration for our acquisition of 100% of the capital stock of In Vivo and its HET and Jopejo subsidiaries, we issued to the holders of capital stock of In Vivo Medical Diagnostics, Inc. an aggregate of 34,343,662 shares of our 4% voting preferred stock and an aggregate of 38,636,620 shares of our common stock. The 4% preferred stock is convertible into 34,343,662 additional shares of common stock. In addition, we issued 3,219,718 additional shares of our common stock to holders of $500,000 of promissory notes issued by In Vivo's HET and Jopejo subsidiaries in exchange for the cancellation of such notes. The 76,200,000 shares of our common stock issued and issuable upon conversion of the 4% preferred stock, represents approximately 88.4% of our fully-diluted common stock.

ITEM 5.  OTHER EVENTS

CONSTITUTION OF THE BOARD OF DIRECTORS

In connection with the In Vivo share exchange, all the directors of our company submitted their resignations effective either as of July 31, 2004 or August 14, 2004, which is ten days after the mailing of he Schedule 14f-1 to the shareholders of our company. Under the terms of the In Vivo share exchange agreement, the Board of Directors of our company appointed the nominees selected by In Vivo's Chairman of the Board of Directors to our Board of Directors.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
                  To be filed by amendment to this Form 8-K.

         (b)      PRO FORMA FINANCIAL INFORMATION.
                  To be filed by amendment to this Form 8-K.

         (c) EXHIBITS - THE FOLLOWING DOCUMENTS ARE ATTACHED AS EXHIBITS TO THIS REPORT ON FORM 8-K:

         2.1 Share Exchange Agreement, dated as of June 30, 2004, among Sports Information and Publishing Corp., Michael D. Tanner, HEMP Trustees Limited (as the corporate trustee of the HEMP Employees Benefit Trust), John Fuller, Brian Cameron, Westek Limited and the other holders of securities of In Vivo Medical Diagnostics, Inc. (formerly Hall Effect Medical Products).

         99.1     Press Release dated July 14, 2004.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                        SPORTS INFORMATION AND PUBLISHING CORP.



                                        By: /s/ John Fuller
                                        John Fuller, Chief Executive Officer

August 10, 2004
















18